UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

YOUR VOTE URGENTLY NEEDED MEETING DATE QUICKLY APPROACHING R71779-EPR

ARES
ARES CAPITAL CORPORATION

We urgently need your vote.

The **Special Meeting** of Stockholders is urgently approaching on August 8, 2023. Whether or not you plan to attend, your vote is very important and urgently needed.
You can vote your shares by internet or telephone.

Due to the proximity of the meeting, we are asking you to follow the instructions below to vote your shares by internet or telephone. For your convenience, we've highlighted where you can find your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

TWO WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.